OTHER REAL ESTATE OWNED	12 Months Ended
Dec. 31, 2014
Other Real Estate Owned [Abstract]
Real Estate Owned [Text Block]
OTHER REAL ESTATE OWNED

At December 31, 2014, other real estate owned consisted of four commercial real estate properties. At December 31, 2013, other real estate owned consisted of eight residential and four commercial real estate properties which were held for sale. A summary of expenses applicable to other real estate operations for the years ended December 31, 2014, 2013 and 2012, is as follows:

	Years Ended December 31,
	2014	2013	2012
	(In Thousands)
Net loss from sales or write-downs of other real estate owned	$104	$43	$60
Other real estate expense, net of rental income	321	521	441
Expense from other real estate operations, net	$425	$564	$501